                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                             -------------------

                                  FORM 8-K

                               CURRENT REPORT


                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


      Date of Report (date of earliest event reported):  August 17, 1999


                            FOREST OIL CORPORATION
            (Exact name of registrant as specified in its charter)



       NEW YORK                       0-13515                   25-048490
(State of Incorporation)       (Commission File Number)     (I.R.S. Employer
                                                          Identification Number)


       1600 BROADWAY,
        SUITE 2200
     DENVER, COLORADO                                             80202
(Address of principal executive offices)                        (Zip Code)

     Registrant's telephone number, including area code:  (303) 812-1400

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) The following exhibits are filed herewith:

Exhibit     Description of Exhibit
-------     ----------------------
   1        Underwriting Agreement, dated August 17, 1999.

   5        Opinion of Vinson & Elkins L.L.P.

  23        Consent of Vinson & Elkins L.L.P. (included in Exhibit 5).


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

                                    SIGNATURE

    Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  August 18, 1999

                                       FOREST OIL CORPORATION


                                       By: /s/ Joan C. Sonnen
                                           --------------------------
                                           Name:  Joan C. Sonnen
                                           Title: Vice President - Controller
                                                  and Corporate Secretary

                                  EXHIBIT INDEX


Exhibit     Description of Exhibit
-------     ----------------------

   1        Underwriting Agreement, dated August 17, 1999.

   5        Opinion of Vinson & Elkins L.L.P.

  23        Consent of Vinson & Elkins L.L.P. (included in Exhibit 5).


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